Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

EIC Value fund

(THE “FUND”)

Supplement dated February 1, 2024 to the Fund’s Prospectus dated September 1, 2023

Effective immediately, the second paragraph in the section of the Fund’s Prospectus entitled “Automatic Clearing House (ACH) Purchase” on page 19 is hereby deleted in its entirety and replaced with the following:

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the same business day for orders placed prior to 4:00 p.m. Eastern time. Orders placed thereafter will be effective at the closing price per share on the next business day. The Fund may alter, modify or terminate this purchase option at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.